                                                                Exhibit 99.1
                                                                ------------



                      GENZYME CORPORATION AND SUBSIDIARIES

               UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION:

        These unaudited condensed pro forma financial statements and the related notes are presented to give effect to the Genetrix Acquisition using shares of General Division Stock (as described in Note 3), the DSP Acquisition (as described in Note 4) and the Neozyme II Acquisition (as described in Note 5). Pro forma condensed statements of operations have been presented for both Genzyme and the General Division assuming that the Acquisitions each occurred as of January 1, 1996, using the purchase accounting method. The historical Genzyme and General Division balance sheets as of December 31, 1996, which are included in the Company's Annual Report on Form 10-K, reflect the effect of the Genetrix Acquisition, which was completed on May 1, 1996, the DSP Acquisition, which was completed on July 1, 1996, and the Neozyme II Acquisition which was completed on December 6, 1996. Therefore, pro forma balance sheets for Genzyme and the General Division are not included herein. To distinguish the effect of each transaction, the pro forma statements of operations include subtotal columns which give effect to the Genetrix Acquisition, after certain pro forma adjustments, and the DSP Acquisition, after certain pro forma adjustments, before consideration of the Neozyme II Acquisition. The notes to the unaudited pro forma financial statements are defined as related either to the Genetrix Acquisition, the DSP Acquisition or the Neozyme II Acquisition.

                     GENZYME CORPORATION AND SUBSIDIARIES

                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                           PRO
                                                                                          FORMA
                                          HISTORICAL FOOT- HISTORICAL    PRO    FOOT-    GENZYME                   PRO     FOOT-
                                           GENZYME   NOTE  GENETRIX,    FORMA   NOTE    CORP. AND   HISTORICAL    FORMA    NOTE
                                            CORP.    REF.     INC.      ADJS.   REF.    GENETRIX       DSP        ADJS.    REF.
                                          ---------- ----- ----------   -----   -----   ---------   ----------   -------   -----
Net revenues............................  $ 518,754          $7,239     $  --           $525,993     $ 54,138    $    --
Operating costs and expenses:
  Cost of products sold.................    155,930              --        --            155,930       26,138         --
  Cost of services sold.................     54,082           5,631        --             59,713           --         --
  Selling, general and administrative
    expenses............................    162,264           1,634        --            163,898       18,189         --
  Research and development expenses.....     80,849              --        --             80,849        1,365         --
  Amortization of intangibles...........      8,849             187       867   [A]        9,903        3,532       (548)  [E]
  Charge for junior stock options.......         --              --        --                 --       12,090    (12,090)  [G]
  Charge for in-process technology......    130,639  [4,5]       --        --            130,639           --         --
  Restructuring charges.................      1,465              --                        1,465          546         --
                                           --------          ------     -----           --------     --------    -------
Total operating costs and expenses......    594,078           7,452       867            602,397       61,860    (12,638)
                                           --------          ------     -----           --------     --------    -------
Operating income (loss).................    (75,324)           (213)     (867)           (76,404)      (7,722)    12,638
Other income and (expenses):
  Equity in net loss of unconsolidated
    subsidiaries........................     (4,360)             --        --             (4,360)          --         --
  Gain on investments...................      1,711              --        --              1,711           --         --
  Investment income.....................     15,341              --        --             15,341           --         --
  Interest expense......................     (6,990) [F]       (115)       59   [B]       (7,046)      (3,039)    (3,121)  [F]
  Other non operating expenses..........         --             (43)       --                (43)        (894)        --
                                           --------          ------     -----           --------     --------    -------
                                              5,702            (158)       59              5,603       (3,933)    (3,121)
                                           --------          ------     -----           --------     --------    -------
Income (loss) before income taxes.......    (69,622)           (371)     (808)           (70,801)     (11,655)     9,517
(Provision) benefit for income taxes....     (3,195)             --       133   [C]       (3,062)          96      1,326   [H]
                                           --------          ------     -----           --------     --------    -------
Net income (loss).......................   $(72,817)         $ (371)    $(675)          $(73,863)    $(11,559)   $10,843
                                           ========          ======     =====           ========     ========    =======
Attributable to the General Division:
  Net loss..............................   $(47,513)                                    $(48,559)
    Tax benefit allocated from Tissue
      Repair Division...................     17,011                                       17,011
                                           --------                                     --------
Net loss attributable to General
  Division Stock........................   $(30,502)                                    $(31,548)
                                           ========                                     ========



                                            PRO
                                           FORMA
                                          GENZYME                                      PRO
                                           CORP.,                   PRO      FOOT-    FORMA
                                          GENETRIX   HISTORICAL    FORMA     NOTE    GENZYME
                                          AND DSP    NEOZYME II    ADJS.     REF.     CORP.
                                          --------   ----------   --------   -----   --------
Net revenues............................  $580,131    $     --    $(19,805)   [I]    $560,326
Operating costs and expenses:
  Cost of products sold.................   182,068          --          --            182,068
  Cost of services sold.................    59,713          --          --             59,713
  Selling, general and administrative
    expenses............................   182,087         412         (64)   [I]     182,435
  Research and development expenses.....    82,214      19,747     (19,747)   [I]      82,214
  Amortization of intangibles...........    12,887          --          --             12,887
  Charge for junior stock options.......        --          --          --                 --
  Charge for in-process technology......   130,639          --          --            130,639
  Restructuring charges.................     2,011          --          --              2,011
                                          --------    --------    --------           --------
Total operating costs and expenses......   651,619      20,159     (19,811)           651,967
                                          --------    --------    --------           --------
Operating income (loss).................   (71,488)    (20,159)          6            (91,641)
Other income and (expenses):
  Equity in net loss of unconsolidated
    subsidiaries........................    (4,360)         --          --            (4,360)
  Gain on investments...................     1,711          --          --              1,711
  Investment income.....................    15,341         624      (5,416)  [I,J]     10,549
  Interest expense......................   (13,206)         --          --            (13,206)
  Other non-operating expenses..........      (937)         --          --               (937)
                                          --------    --------    --------           --------
                                            (1,451)        624      (5,416)            (6,243)
                                          --------    --------    --------           --------
Income (loss) before income taxes.......   (72,939)   $(19,535)     (5,410)           (97,884)
(Provision) benefit for income taxes....    (1,640)         --      10,602    [K]       8,962
                                          --------    --------    --------           --------
Net income (loss).......................  $(74,579)   $(19,535)   $  5,192           $(88,922)
                                          ========    ========    ========           ========
Attributable to the General Division:
  Net loss..............................  $(49,275)                                  $(63,618)
    Tax benefit allocated from Tissue
      Repair Division...................    17,011                                     17,011
                                          --------                                   --------
Net loss attributable to General
  Division Stock........................  $(32,264)                                  $(46,607)
                                          ========                                   ========

             See notes to unaudited pro forma financial statements.

                    GENZYME CORPORATION AND SUBSIDIARIES


                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                                     OPERATIONS -- (CONTINUED)

                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
                                                                                          PRO
                                                                                         FORMA
                                             HISTORICAL   HISTORICAL    PRO    FOOT-    GENZYME                  PRO    FOOT-
                                              GENZYME     GENETRIX,    FORMA   NOTE    CORP. AND   HISTORICAL   FORMA   NOTE
                                               CORP.         INC.      ADJS.   REF.    GENETRIX       DSP       ADJS.   REF.
                                             ----------   ----------   -----   -----   ---------   ----------   -----   -----
Loss per General Division common
  and common equivalent share..............   $  (0.45)                                $  (0.46)
                                              ========                                 ========
Pro forma weighted average shares
  outstanding..............................     68,289                  454     [D]      68,743
                                              ========                  ===            ========
Loss per General Division common and
  common equivalent share assuming full
  dilution.................................   $  (0.45)                                $  (0.46)
                                              ========                                 ========
Pro forma fully diluted weighted average
  shares outstanding.......................     68,289                  454     [D]      68,743
                                              ========                  ===            ========
Attributable to the Tissue Repair Division:
  Net loss.................................   $(42,315)                                $(42,315)
                                              ========                                 ========
  Loss per Tissue Repair Division common
    share..................................   $  (3.38)                                $  (3.38)
                                              ========                                 ========
  Historical weighted average shares
    outstanding............................     12,525                                   12,525
                                              ========                                 ========



                                               PRO
                                              FORMA
                                             GENZYME                                   PRO
                                              CORP.,                  PRO    FOOT-    FORMA
                                             GENETRIX   HISTORICAL   FORMA   NOTE    GENZYME
                                             AND DSP    NEOZYME II   ADJS.   REF.     CORP.
                                             --------   ----------   -----   -----   --------
Loss per General Division common
  and common equivalent share..............  $  (0.47)                               $  (0.68)
                                             ========                                ========
Pro forma weighted average shares
  outstanding..............................    68,743                                  68,743
                                             ========                                ========
Loss per General Division common and
  common equivalent share assuming full
  dilution.................................  $  (0.47)                               $  (0.68)
                                             ========                                ========
Pro forma fully diluted weighted average
  shares outstanding.......................    68,743                                  68,743
                                             ========                                ========
Attributable to the Tissue Repair Division:
  Net loss.................................  $(42,315)                               $(42,315)
                                             ========                                ========
  Loss per Tissue Repair Division common
    share..................................  $  (3.38)                               $  (3.38)
                                             ========                                ========
  Historical weighted average shares
    outstanding............................    12,525                                  12,525
                                             ========                                ========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER, 1996
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GENZYME
                                        HISTORICAL                                           GENERAL
                                         GENZYME    FOOT-   HISTORICAL     PRO     FOOT-    DIVISION                  PRO      FOOT-
                                         GENERAL    NOTE     GENETRIX,     FORMA   NOTE      AND       HISTORICAL    FORMA     NOTE
                                         DIVISION   REF.       INC.        ADJS.   REF.    GENETRIX       DSP        ADJS.     REF.
                                        ----------  -----   ----------    -------  -----   ---------   ----------   --------   -----
Net revenues..........................   $511,442             $7,239      $  --           $518,681      $54,138    $     --
Operating costs and expenses:
  Cost of products sold...............    155,930                 --         --            155,930       26,138          --
  Cost of services sold...............     42,889              5,631         --             48,520           --          --
  Selling, general and administrative
    expenses..........................    135,153              1,634         --            136,787       18,189          --
  Research and development expenses...     69,969                 --         --             69,969        1,365          --
  Amortization of intangibles.........      8,849                187        867   [L]        9,903        3,532        (548)  [P]
  Charge for junior stock options.....         --                 --         --                 --       12,090     (12,090)  [R]
  Charge for in-process technology....    130,639   [4,5]         --         --            130,639           --          --
  Other expenses......................      1,465                 --         --              1,465          546          --
                                         --------             ------      -----           --------     --------    --------
Total operating costs and expenses....    544,894              7,452        867            553,213       61,860     (12,638)
                                         --------             ------      -----           --------     --------    --------
Operating income (loss)...............    (33,452)              (213)      (867)           (34,532)      (7,722)     12,638
Other income and (expenses):
  Equity in net loss of unconsolidated
    subsidiaries......................     (2,633)                --         --             (2,633)          --          --
  Gain on investments.................      1,711                 --         --              1,711           --          --
  Investment income...................     13,909                 --         --             13,909           --          --
  Interest expense....................     (6,842)  [Q]         (115)        59   [M]       (6,898)      (3,039)     (3,121)  [Q]
  Restructuring charges...............         --                (43)        --                (43)        (894)         --
                                         --------             ------      -----           --------     --------    --------
                                            6,145               (158)        59              6,046       (3,933)     (3,121)
                                         --------             ------      -----           --------     --------    --------
Income (loss) before income taxes.....    (27,307)              (371)      (808)           (28,486)     (11,655)      9,517
(Provision) benefit for income taxes..    (20,206)                --        133   [N]      (20,073)          96       1,326   [S]
                                         --------             ------      -----           --------     --------    --------
Net income (loss).....................    (47,513)              (371)      (675)           (48,559)     (11,559)     10,843
Tax benefit allocated from Tissue
  Repair Division.....................     17,011                 --         --             17,011           --          --
                                         --------             ------      -----           --------     --------    --------
Net income attributable to General
  Division Stock......................   $(30,502)            $ (371)     $(675)          $(31,548)    $(11,559)   $ 10,843
                                         ========             ======      =====           ========     ========    ========


                                          PRO
                                         FORMA
                                        GENZYME                                      PRO
                                        GENERAL                                     FORMA
                                        DIVISION,                 PRO      FOOT-   GENZYME
                                        GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                        AND DSP    NEOZYME II    ADJS.     REF.    DIVISION
                                        --------   ----------   --------   -----   --------
Net revenues..........................  $572,819    $     --    $(19,805)  [T]    $553,014
Operating costs and expenses:
  Cost of products sold...............   182,068          --          --           182,068
  Cost of services sold...............    48,520          --          --            48,520
  Selling, general and administrative
    expenses..........................   154,976         412         (64)  [T]     155,324
  Research and development expenses...    71,334      19,747     (19,747)  [T]      71,334
  Amortization of intangibles.........    12,887          --          --            12,887
  Charge for junior stock options.....        --          --          --                --
  Charge for in-process technology ...   130,639          --          --           130,639
  Restructuring charges...............     2,011          --          --             2,011
                                        --------    --------    --------          --------
Total operating costs and expenses....   602,435      20,159     (19,811)          602,783
                                        --------    --------    --------          --------
Operating income (loss)...............   (29,616)    (20,159)          6           (49,769)
Other income and (expenses):
  Equity in net loss of unconsolidated
    subsidiaries......................    (2,633)         --          --            (2,633)
  Gain on investments.................     1,711          --          --             1,711
  Investment income...................    13,909         624      (5,416)  [T,V]     9,117
  Interest expense....................   (13,058)         --          --           (13,058)
  Restructuring charges...............      (937)         --          --              (937)
                                        --------    --------    --------          --------
                                          (1,008)        624      (5,416)           (5,800)
                                        --------    --------    --------          --------
Income (loss) before income taxes.....   (30,624)    (19,535)     (5,410)          (55,569)
(Provision) benefit for income taxes..   (18,651)         --      10,602   [U]      (8,049)
                                        --------    --------    --------          --------
Net income (loss).....................   (49,275)    (19,535)      5,192           (63,618)
Tax benefit allocated from Tissue
  Repair Division.....................    17,011          --          --            17,011
                                        --------    --------    --------          --------
Net income attributable to General
  Division Stock......................  $(32,264)   $(19,535)   $  5,192          $(46,607)
                                        ========    ========    ========          ========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS --
                                  (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GENZYME
                                          HISTORICAL                                 GENERAL
                                           GENZYME     HISTORICAL    PRO    FOOT-   DIVISION                   PRO     FOOT-
                                           GENERAL     GENETRIX,    FORMA   NOTE       AND      HISTORICAL    FORMA    NOTE
                                           DIVISION       INC.      ADJS.   REF.    GENETRIX       DSP        ADJS.    REF.
                                          ----------   ----------   -----   -----   ---------   ----------   -------   -----
Loss per General Division
  common and common equivalent share....    $ (0.45)                                 $ (0.46)
                                            =======                                  =======
Pro forma weighted average shares
  outstanding...........................     68,289                  454     [O]      68,743
                                            =======                  ===             =======
Loss per General Division common and
  common equivalent share assuming full
  dilution..............................    $ (0.45)                                 $ (0.46)
                                            =======                                  =======
Pro forma fully diluted weighted average
  shares outstanding....................     68,289                  454     [O]      68,743
                                            =======                  ===             =======



                                            PRO
                                           FORMA
                                          GENZYME                                      PRO
                                          GENERAL                                     FORMA
                                          DIVISION,                 PRO      FOOT-   GENZYME
                                          GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                          AND DSP    NEOZYME II    ADJS.     REF.    DIVISION
                                          --------   ----------   --------   -----   --------
Loss per General Division
  common and common equivalent share....   $ (0.47)                                  $ (0.68)
                                           =======                                   =======
Pro forma weighted average shares
  outstanding...........................    68,743                                    68,743
                                           =======                                   =======
Loss per General Division common and
  common equivalent share assuming full
  dilution..............................   $ (0.47)                                  $ (0.68)
                                           =======                                   =======
Pro forma fully diluted weighted average
  shares outstanding....................    68,743                                    68,743
                                           =======                                   =======

             See notes to unaudited pro forma financial statements.

                      GENZYME CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

 1. ACCOUNTING POLICIES AND PROCEDURES:

     The accounting policies and procedures for Genzyme, Genetrix, DSP and Neozyme II are in conformity in all material respects. The pro forma financial statements include both Genzyme, the registrant, and the General Division, the stock of which was used to effect the Genetrix Acquisition. The General Division is also the borrower of the $200 million under Genzyme's revolving credit facility which was used to effect the DSP Acquisition and the Neozyme II Acquisition and owner of the cash used to effect the Neozyme II Acquisition.

 2. THE GENERAL DIVISION'S 2-FOR-1 STOCK SPLIT:

     In June 1996, the Board of Directors declared a 2-for-1 stock split of shares of General Division Stock to be effected by means of a 100% stock dividend payable on July 25, 1996 to stockholders of record on July 11, 1996, subject to increasing the authorized shares of General Division Stock from 100,000,000 to 200,000,000 shares (the "Amendment"). The Amendment was approved by holders of a majority in interest of the outstanding General Division Stock and TR Stock, voting together as a single class, at a special meeting of the stockholders held on July 24, 1996. On July 25, 1996, a total of 34,669,435 shares of General Division Stock were distributed to stockholders in connection with the dividend. All General Division shares and per share amounts included herein reflect this split.

 3. GENZYME'S ACQUISITION OF GENETRIX:

     On May 1, 1996, Genzyme acquired Genetrix, a privately held genetic testing laboratory based in Phoenix, Arizona, in a tax-free exchange of General Division Stock. In the aggregate, approximately 1,380,000 shares of General Division Stock, valued at approximately $36.5 million, were issued for all the outstanding shares of Genetrix preferred stock and Genetrix common stock. The acquisition was accounted for as a purchase.

     The total purchase price was $45.5 million and consisted of $36.5 million for the value of the General Division Stock issued to effect the transaction, acquisition costs of approximately $3.2 million and restructuring charges of approximately $5.8 million. The following is a summary of the allocation of the purchase price to the net assets acquired as a result of the Genetrix acquisition (amounts in thousands):

     Allocation of Purchase Price:
        Current assets                  $ 5,224
        Property and equipment            3,530
        Goodwill                         39,022
        Deferred income taxes             2,725
        Other assets                        237
        Current liabilites               (4,701)
        Long-term liabilities              (546)
                                        -------
                                        $45,491
                                        =======

     The purchase price was allocated to the assets and liabilities of Genetrix based on their estimated respective fair values.

     The pro forma statements of operations for the year ended December 31, 1996 include pro forma amounts for Genetrix for the four month period ended April 30, 1996 and actual results thereafter.

 4. GENZYME'S ACQUISITION OF DSP:

     On July 1, 1996, Genzyme completed the acquisition of DSP, a privately held specialty surgical products company.

     The purchase price was $252.2 million and consisted of cash of $192.0 million and acquisition costs of $4.6 million and assumed debt DSP of approximately $55.6 million. The following is a summary of the allocation of the purchase price to net assets acquired as a result of the DSP Acquisition (amounts in thousands):

           Allocation of Purchase Price:
             Current assets.......................................... $ 47,269
             Property and Equipment..................................   17,475
             Patents.................................................   15,319
             Trade Names.............................................   45,878
             In-process technology...................................   24,170
             Goodwill................................................  128,434
             Current Liabilities.....................................  (25,508)
             Deferred income taxes...................................     (837)
                                                                      --------
                                                                      $252,200
                                                                      ========

     The purchase price was allocated to the assets and liabilities of DSP based on their estimated respective fair values. Completed technology that has reached technological feasibility is valued using a risk adjusted cash flow model under which future cash flows were discounted, taking into account risks related to existing and future markets and assessments of the life expectancy of the completed technology. In-process technology that has not reached technological feasibility and that has no alternative future use is valued using the same method. Expected future cash flows associated with in-process technology are discounted considering risks and uncertainties related to the viability of and to the potential changes in future target markets and to the completion of the products expected to be ultimately marketed by Genzyme. Amounts allocated to in-process technology are charged to operations at the time of the acquisition.

     The pro forma statements of operations for the year ended December 31, 1996 include pro forma amounts for DSP for the six month period ended June 30, 1996 and actual results thereafter.

     The nonrecurring charge for in-process technology in the amount of $24.2 million which was charged to operations upon consummation of the DSP Acquisition on July 1, 1996 is reflected in the historical results for Genzyme and the General Division for the year ended December 31, 1996.

                      GENZYME CORPORATION AND SUBSIDIARIES

5. GENZYME'S ACQUISITION OF NEOZYME II:

     On October 28, 1996, Genzyme completed its tender offer for outstanding Units of Neozyme II for $45 per Unit in cash. A total of 2,385,686 Units, or
98.8 percent, were tendered and accepted for payment. Each Neozyme II Unit consists of one share of Callable Common Stock and one Callable Warrant to purchase two shares of General Division Stock and 0.135 share of TR Stock.

     The tender offer was made pursuant to an agreement entered into by Genzyme and Neozyme II announced on September 23, 1996. Pursuant to this agreement, on December 6, 1996, Neozyme II was merged with and into Acquisition Corp. and, as a result of the merger, all outstanding shares of Callable Common Stock (other than shares held by Genzyme and its subsidiaries) were cancelled and converted into the right to receive $29.00 per share. The Callable Warrants included in the untendered Units separated form the shares of Callable Common Stock converted in the merger and became exercisable on December 6, 1996. The exercise price of the Callable Warrants is $44.202 per Callable Warrant and was determined by the average closing price of two shares of General Division Stock and .135 share of TR Stock for the 20 trading days prior to December 6, 1996. The Callable Warrants will expire on December 31, 1998.


     The pro forma financial statements reflect the 98.8% of the 2,415,000 shares of Callable Common Stock that were purchased under the tender offer at $45 per share and the remaining 1.2% of the shares that were acquired in the merger for $29 per share. Funds for the tender offer and the merger were provided, as follows: $80 million from borrowings under a revolving credit facility from Fleet National Bank, and the balance from the General Division's cash balances. In addition, a $0.5 million increase to additional paid-in capital has been recorded in effecting the merger to reflect the value of the Callable Warrants ($16 per Callable Warrant) included in the untendered Units which became exercisable on December 6, 1996, the effective date of the merger, and remain outstanding after the merger. The aggregate purchase price of $108.7 million of the Neozyme II Acquisition plus estimated acquisition costs of $2.6 million has been allocated to the net assets acquired based on their estimated respective fair values (amounts in thousands):

        Cash                                            $    903
        Short-term investments                             5,094
        Assumed liabilities                                 (292)
        Note payable to Genzyme                             (100)
        Research and development payable to Genzyme         (735)
        In-process technology                            106,469
                                                        --------
                                                        $111,339
                                                        ========


     The excess purchase price of $106.5 million was allocated to Neozyme II's only remaining assets which were technologies that were still in the development stage. These technologies consisted of specific programs for the treatment of cystic fibrosis and have no alternative future use. The historical statements of operations for Genzyme and the General Division give effect to the charge for in-process technology of $106.5 million and related deferred tax benefit of $21.7 million which were recorded upon consummation of the acquisition.

     The pro forma statements of operations for Genzyme and the General Division for the year ended December 31, 1996 include pro forma amounts for Neozyme II for the ten months ended October 31, 1996 and actual results thereafter.

 6. PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITIONS:

     These adjustments reflect the retirement of all DSP Common Stock and the retirement of all Callable Common Stock.

                      GENZYME CORPORATION AND SUBSIDIARIES

I. PRO FORMA ADJUSTMENTS TO GENZYME'S CONSOLIDATED STATEMENTS OF
OPERATIONS:

     Related to the Genetrix Acquisition:

          A. Record amortization expense of $867,000 for the four months ended April 30, 1996 based on $39.0 million of goodwill being amortized over 15 years.

          B. Eliminate interest expense related to debt of Genetrix assumed by Genzyme and subsequently repaid.

          C. Record incremental income tax (provision) benefit.

          D. To adjust the historical General Division primary and fully diluted weighted average shares to reflect the issuance of approximately 1,380,000 shares of General Division Stock used to effect the Genetrix acquisition as if the stock had been issued on January 1, 1996. The historical General Division primary and fully diluted weighted average shares for the year ended December, 1996 include the 1,380,000 shares as of May 1, 1996, the date of completion of the Genetrix acquisition. For the year ended December 31, 1996, a pro forma adjustment of approximately 454,000 shares (1,380,000 shares x 120/365 days), is required to account for the shares during the four months ended April 30, 1996.

     Related to the DSP Acquisition:

          E. Record the adjustment to historical amortization expense based on amortization of patents, tradenames and goodwill over 12 years, 40 years and 40 years, respectively, a reduction of $0.5 million to amortization expense for the year ended December 31, 1996.

          F. Reverse interest expense of DSP long-term debt, which was assumed and repaid, in the amounts of $3.0 million for the year ended December 31, 1996 and record interest expense related to the $200 million borrowed under a revolving credit line with Fleet National Bank

                      GENZYME CORPORATION AND SUBSIDIARIES
             at LIBOR plus 5/8% . Interest expense under the $200 million borrowing is $12.3 million for the year ended December 31, 1996. Historical Genzyme interest expense for the year ended December 31, 1996 includes $6.2 million of the actual interest expense incurred in the six months ended December 31, 1996 related to the $200 million borrowing.

          G. To record the reversal of a $12.1 million pre-acquisition charge for junior stock options recorded in the year ended December 31, 1996.

          H. Record incremental income tax (provision) benefit.

     Related to the Neozyme II Acquisition:

          I. Eliminate intercompany research and development revenue (Genzyme)/expense (Neozyme II) of $19.7 million for the year ended December 31, 1996; intercompany service fees of $58,000 for the year ended December 31, 1996; and intercompany interest income/expense related to Series 1992 note payable of $5,800 for the year ended December 31, 1996.

          J. Reduce investment income related to $108.2 million of cash and cash equivalents used to finance the Neozyme II Acquisition. Interest expense has not been adjusted to reflect the repayment of $80 million borrowed at an interest rate of LIBOR plus 5/8% to finance the DSP Acquisition (Note D) as an additional $80 million was borrowed under the same revolving credit line at an interest rate of 6.1% per annum thereafter to finance the Neozyme II Acquisition. The resulting decrease in interest expense is not considered material to the pro forma financial statements.

          K. Record incremental income tax (provision) benefit.

                      GENZYME CORPORATION AND SUBSIDIARIES

II. PRO FORMA ADJUSTMENTS TO THE GENERAL DIVISION'S COMBINED STATEMENTS OF
OPERATIONS:

     Related to the Genetrix Acquisition:

          L. Record amortization expense, of $867,000 for the four months ended April 30, 1996, based on $39.0 million of goodwill being amortized over 15 years.

          M. Eliminate interest expense related to debt of Genetrix assumed by Genzyme and subsequently repaid.

          N. Record income tax (provision) benefit.

          O. To adjust the historical General Division primary and fully diluted weighted average shares to reflect approximately 1,380,000 shares of General Division Stock used to effect the Genetrix acquisition as if issued on January 1, 1996. The historical General Division primary and fully diluted weighted average shares for the year ended December 31, 1996 include the 1,380,000 shares as of May 1, 1996, the date of completion of the Genetrix acquisition. For the year ended December 31, 1996, a pro forma adjustment to General Division primary and fully diluted weighted average shares for the four months ended April 30, 1996 of approximately 454,000 shares (1,380,000 shares x 120/365 days) is required.

     Related to the DSP Acquisition:

          P. Record the adjustment to historical amortization expense based on amortization of patents, tradenames and goodwill over 12 years, 40 years and 40 years, respectively, a reduction of $0.5 million to amortization expense for the year ended December 31, 1996.

          Q. Reverse interest expense of DSP long-term debt, which was assumed and repaid, in the amounts of $3.0 million for the year ended December 31, 1996 and record interest expense related to the $200 million borrowed under a revolving credit line with Fleet National Bank at LIBOR plus 5/8%. For the year ended December 31, 1996 interest expense is $12.2 million. Historical General Division interest expense for the year ended December 31, 1996 includes $6.2 million of the actual interest expense incurred in the year ended December 31, 1996 related to the $200 million borrowing.

          R. To record the reversal of a $12.1 million pre-acquisition charge for junior stock options recorded in the year ended December 31, 1996.

          S. Record incremental income tax (provision) benefit.

     Related to the Neozyme II Acquisition:

          T. Eliminate intercompany research and development revenue (Genzyme)/expense (Neozyme II) and service fees of $19.7 million for the year ended December 31, 1996; intercompany service fees of $58,000 for the year ended December 31, 1996; and intercompany interest income/expense related to Series 1992 note payable of $5,800 for the year ended December 31, 1996.

          U. Record incremental income tax (provision) benefit.

          V. Reduce investment income related to $108.2 million cash and cash equivalents used to finance the Neozyme II Acquisition. Interest expense has not been adjusted to reflect the repayment of $80 million borrowed at an interest rate of LIBOR plus 5/8%
             to finance the DSP Acquisition (Note Q) as an additional $80 million was borrowed under the same revolving credit line at an interest rate of 6.1% per annum to finance the Neozyme II Acquisition. The resulting decrease in interest expense is not considered material to these pro forma financial statements.